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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2005

                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Utah                                                   95-4545704
----------------------------                                 -------------------
(State or other jurisdiction                                   (IRS Employer
    of incorporation)                                        Identification No.)

                                     0-21875
                      -----------------------------------
                            (Commission File Number)

            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)

                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 (b) AND (d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         New Visual Corporation (the "Company") announced that Ivan Berkowitz resigned from the Company's board of directors (the "Board of Directors") effective as of February 25, 2005 in order to pursue other interests. In connection with Mr. Berkowitz's resignation, the Company and Mr. Berkowitz entered into an agreement pursuant to which the Company has agreed to indemnify Mr. Berkowitz against claims arising from his service as a director of the Company to the extent that such claims are not covered by the Company's officers and directors liability insurance and subject to certain standard exceptions.

         The Company also announced that Jack Peckham has been elected to serve as a director of Company effective as of March 3, 2005. Mr. Peckham has been appointed to serve on the audit and compensation committees of the Board of Directors.

         Mr. Peckham was not selected pursuant to an agreement or understanding between the Company and any other person. During the two years immediately preceding Mr. Peckham's election, there has been no transaction or proposed transaction between the Company and Mr. Peckham or any member of Mr. Peckham's immediate family.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

         None.

     (b) Pro Forma Financial Information

         None.

     (c) Exhibits:

         None.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2005

                                       By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer